UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 31, 2008

Analogic Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Massachusetts	0-6715	04-2454372
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8 Centennial Drive, Peabody, Massachusetts		01960
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	978-326-4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Registrant and Alex A. Van Adzin, a former executive officer of the Registrant, entered into a Separation Agreement (the "Agreement") on January 31, 2007, the date on which the Agreement was countersigned by Mr. Van Adzin. The full text of the Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference. The following description of the Agreement is qualified in its entirety by reference to the Agreement.

Under the Agreement, the Registrant has agreed, provided that Mr. Van Adzin has not revoked the Agreement, that the Registrant shall pay to Mr. Van Adzin, for the period starting on January 5, 2008 and continuing through and including January 4, 2009 (the "Severance Period"), amounts which in the aggregate equal $205,000, his annualized regular base salary as was in effect on January 4, 2008, the date on which Mr. Van Adzin’s employment with the Registrant terminated, less legally required and voluntarily authorized deductions and withholdings, all in accordance with the Company’s customary payroll practices. In addition, the Registrant will continue to pay 80% of the health and/or dental insurance premiums for the continuation of Mr. Van Adzin’s health and dental coverage under the Registrant’s group plans, provided that Mr. Van Adzin continues to timely pay his 20% share of such premiums.

Under the Agreement, Mr. Van Adzin (a) fully and unconditionally releases the Registrant and certain others (collectively referred to in the Agreement as the "Released Parties") from any and all claims, actions, liabilities, and the like of every kind and nature which Mr. Van Adzin has ever had against the Released Parties, and (b) acknowledges and reaffirms his obligation under applicable law and his Proprietary Information and Inventions Agreement with the Registrant dated October 27, 2003 (the "PIIA Agreement"), including the obligation to keep confidential all non-public information concerning the Registrant.

The Agreement further provides that in the event that Mr. Van Adzin breaches the Agreement and the Company successfully enforces its rights thereunder or the release given by Mr. Van Adzin (or any other agreement or obligation binding on Mr. Van Adzin) by judgment or settlement, then in addition to any other remedies and damages available under law, the Company shall also be entitled to repayment of all monies paid to Mr. Van Adzin pursuant to this Agreement

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

See Exhibit Index attached hereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Analogic Corporation

February 5, 2008	By:	/s/ Bruce G. Garr

Name: Bruce G. Garr
Title: Assistant General Counsel and Assistant Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Separation Agreement between Analogic Corporation and Alex A. Van Adzin